Security Information



Security Purchased
Comparison Security
Comparison Security
Cusip
3133XDPS4
31359MZH9
3134A4VA9
Issuer
FEDERAL HOME LOAN BANK
FANNIE MAE
FREDDIE MAC
Underwriters
Goldman Sachs, Lehman Brothers, Morgan
Stanley
HSBC, JP Morgan, Morgan Stanley,
Citigroup,
CSFB, FTN Financial, Goldman Sachs,
Lehman Brothers, UBS
Barclays, Lehman Brothers, BoA, Bear
Stearns, Citigroup,
CSFB, First Tennessee Bank, Goldman
Sachs, HSBC, JP
Morgan, Merrill Lynch, Mitsubishi
Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 4.625% 11/21/2008
FNMA 4.5% 10/15/2008
FHLMC 3.875% 06/15/2008
Is the affiliate a manager or co-manager
of offering?
Selling Group Member
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2005
10/13/2005
5/19/2005
Total amount of offering sold to QIBs
3,000,000,000
3,000,000,000
4,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,000,000,000
3,000,000,000
4,000,000,000
Public offering price
 $99.85
 $99.84
 $99.78
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.68%
4.56%
3.97%
Benchmark vs Spread (basis points)
30 bp
28.5 bp
25.5 bp



Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds


Scudder U.S. Government Securities Fund
Chicago
20,000,000
 $
19,969,000
0.67%



Total

20,000,000
 $
19,969,000
0.67%






Security Information

Security Purchased
Comparison Security
Comparison Security
Cusip
44328FAL3
98152DBN0
65475BAC8
Issuer
HOUSEHOLD AUTOMOTIVE TRUST
WORLD OMNI AUTO RECEIVABLES TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
Underwriters
HSBC, Barclays, CSFB, DBSI
CSFB, Merrill Lynch, BoA, Barclays,
Wachovia
Securities
DBSI, Morgan Stanley, ABN Amro,
Citigroup,
JP Morgan, Merrill Lynch, RBS Greenwich
Capital, SG Corporate & Investment
Banking,
Williams Capital Group
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HAT 2005-3 A3 4.8% 10/18/2010
WOART 2005-A A3 3.54% 6/12/2009
NAROT 2005-C A3 4.19% 7/15/2009
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
Lead Manager
Name of underwriter or dealer from which
purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2005
2/1/2005
9/16/2005
Total amount of offering sold to QIBs
273,000,000
252,000,000
433,000,000
Total amount of any concurrent public
offering
0
0
0
Total
273,000,000
252,000,000
433,000,000
Public offering price
 $99.98
 $99.98
 $99.98
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.27%
0.21%
0.16%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.80%
3.58%
4.24%
Benchmark vs Spread (basis points)
7 bp
5 bp
5 bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds


Scudder U.S. Government Securities Fund
Chicago
4,722,000
 $
4,721,056
1.73%



Total

4,722,000
 $
4,721,056
1.73%